UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 16, 2015

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Suite 600
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2015, Professional Diversity Network, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (“Aegis”), as the representatives of underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), related to a public offering of 1,670,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $3.00 per share, less $0.21 per share of underwriting discounts and commissions (the “Offering”). Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 45 days, to purchase up to an additional 250,500 shares of Common Stock. The Offering is expected to close on or about April 22, 2015, subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company are expected to be approximately $5 million, prior to deducting the underwriting discounts and commissions and estimated expenses associated with the Offering, assuming no exercise by the Underwriters of their option to purchase additional shares. The Company intends to use the net proceeds of the Offering for general corporate purposes.

The Offering is being made pursuant to a prospectus supplement dated April 16, 2015 and an accompanying prospectus dated March 31, 2015, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-201341), as amended, which was filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2015 and declared effective by the Commission on April 2, 2015. The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The representations, warranties and covenants contained in the Underwriting Agreement (i) were made only for purposes of such agreement and are as of specific dates, (ii) were solely for the benefit of the parties to such agreement and (iii) may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been made for the purpose of allocating contractual risk between the parties to the agreement and not to establish any matters as fact, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, and this subsequent information may not be fully reflected in the Company’s public disclosures.

Certain of the underwriters and their affiliates have provided various investment banking, commercial banking and other financial services for the Company and its affiliates for which they have received customary fees and expense reimbursements. Additionally, the Underwriters also acted as underwriters in connection with the Company’s initial public offering in March of 2013, in connection with which, as partial consideration, the Company issued to the Underwriters a common stock purchase warrant (the “IPO Warrant”) to purchase 131,250 shares of its common stock with an exercise price equal of $10.00. The IPO Warrant is currently exercisable, in whole or in part, and remains outstanding as of the date of this report. Additionally, in connection with the Company’s merger with NAPW, Inc. (the “NAPW Merger”), Aegis acted as financial advisor to the Company. As partial consideration for providing financial advisory services to the Company in connection with the NAPW Merger, on September 24, 2014, the Company issued to affiliates of Aegis warrants to purchase 50,000 shares of the Company’s Common Stock (the “Merger Warrant”), which entitles Aegis to purchase 50,000 shares of the Company’s Common Stock at an exercise price of $4.00 per share. The Aegis Warrant is exercisable by Aegis at any time after September 24, 2015, and remains outstanding as of the date of this report. Both the IPO Warrant and the Merger Warrant contain provisions providing for “piggy-back” registration rights that allow the holders thereof to elect to register the shares of Common Stock underlying such warrants along with any shares the Company registers with the Commission, subject to customary conditions and limitations, including the right of the underwriters of an offering to limit the number of shares.

This description of each of the Underwriting Agreement, the IPO Warrant and the Merger Warrant do not purport to be complete, and each is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, the full text of the IPO Warrant, which is attached as  Exhibit 1.1 of Amendment No. 12 to the Company’s Registration Statement on Form S-1 (No. 333-181594), filed with the Commission on February 28, 2013, and the full text of the Merger Warrant, which is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Commission on September 26, 2014. A copy of the opinion of McGuireWoods LLP relating to the legality of the issuance and sale of the Common Stock in the Offering is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statement and Exhibits.

On April 16, 2015, the Company issued a press release announcing that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 16, 2015, between Professional Diversity Network, Inc. and Aegis Capital Corp., as representative of the several underwriters named therein
5.1	Opinion of McGuireWoods LLP
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
99.1	Press release, dated April 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: April 17, 2015	By:	/s/ Christopher Wesser
Christopher Wesser
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 16, 2015, between Professional Diversity Network, Inc. and Aegis Capital Corp., as representative of the several underwriters named therein
5.1	Opinion of McGuireWoods LLP
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
99.1	Press release, dated April 16, 2015